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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-38603) of Cogeneration Corporation of America of our report dated March 19, 1999 appearing in this Form 10-K.




PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 25, 1999





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